Exhibit 99.13

MBNA MASTER CREDIT CARD TRUST II

SERIES 1996-H

KEY PERFORMANCE FACTORS
OCTOBER, 2000



        Expected B Maturity                                       09/17/01


        Blended Coupon                                          6.8183%



        Excess Protection Level
          3 Month Average  5.89%
          October, 2000  6.33%
          September, 2000  5.79%
          August, 2000  5.55%


        Cash Yield                                  19.69%


        Investor Charge Offs                        4.51%


        Base Rate                                   8.85%


        Over 30 Day Delinquency                     5.23%


        Seller's Interest                           10.66%


        Total Payment Rate                          14.07%


        Total Principal Balance                     $ 56,359,968,018.99


        Investor Participation Amount               $ 1,200,000,000.00


        Seller Participation Amount                 $ 6,009,277,457.50